UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2018

CEN BIOTECH, INC.

(Exact name of registrant as specified in its charter)

Ontario, Canada	000-55557
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7405 Tecumseh Rd, Suite 300, Windsor, Ontario, Canada N8T1G2

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (226) 344-0660

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

ITEM 4.02         NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REPORT

CEN Biotech, Inc. (the “Company”) previously changed its independent registered public accounting firm to Mazars USA LLP, as previously reported in its Current Report on Form 8-K, filed with the Securities and Exchange Commission (“SEC”) on January 17, 2018.

During the course of the Company’s preparation of its Annual Report on Form 10-K for the year ended December 31, 2017, including the audit of such financial statements, the Company identified errors in certain financial statements described below, which required a material adjustment to each of the following financial statements:  financial statements for the quarter ended September 30, 2016, the year ended December 31, 2016 and for the quarters ended March 31, 2017, June 30, 2017 and September 30, 2017 (the “Previously Issued Financial Statements”).

Accordingly, on April 12, 2018, the management and the board of directors concluded that each of the Previously Issued Financial Statements contained in the Company’s Form 10-Q for the quarter ended September 30, 2016, Form 10-K for the year ended December 31, 2016, and Form 10-Qs for the quarters ended March 31, 2017, June 30, 2017 and September 30, 2017, filed with the SEC, should no longer be relied upon in its present format.

The Previously Issued Financial Statements contain errors related to the recognition of a liability for a commitment of $5,000,000 worth of common stock to be issued in the future as consideration in the acquisition of a patent intangible. The recognition of the $5,000,000 liability created a corresponding increase in the associated cost basis of the patent. The increase in the value recognized for the patent intangible in 2016 caused an increase in amortization expense and in addition, an impairment charge was then required on the land transferred in the transaction.

The Previously Issued Financial Statements also contain errors related to an equity transaction for shares issued for services that were not provided, nor were shares actually issued. As a result, net loss was reduced by $10,003 with a corresponding reduction of additional paid-in capital of $10,000 and a $3 reduction in common stock. It was also determined that the common stock was no-par and the associated amounts recorded within common stock was reclassified to additional paid-in capital.

The Company will include restated financial statements as of and for the year ended December 31, 2016 in its Annual Report on Form 10-K for the year ended December 31, 2017, to be filed on April 16, 2018 with the SEC.

The Company’s management and the board of directors have discussed the matters disclosed under this Item 4.02 with Mazars USA LLP, the Company’s independent registered public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 16, 2018

CEN BIOTECH, INC.

By:	/s/ Joseph Byrne
Joseph Byrne
Chief Executive Officer